Exhibit 10.5

THIS AGREEMENT  RELATES  TO  AN  OFFERING  OF  SECURITIES  IN  AN  OFFSHORE  TRANSACTION  TO  PERSONS  WHO  ARE  NOT  U.S.  PERSONS  (AS  DEFINED  IN  REGULATIONS  UNDER  THE  1933  ACT)  PURSUANT  TO  REGULATION  S  UNDER  THE  UNITED  STATES  SECURITIES  ACT  OF  1933,  AS  AMENDED  (THE  “1933  ACT”),  NONE  OF  THE  SECURITIES  TO  WHICH  THIS  AGREEMENT  RELATES  HAVE  BEEN  REGISTERED  UNDER  THE  1933  ACT,  OR  ANY  U.S.  STATE  SECURITIES  LAWS,  AND,  UNLESS  SO  REGISTERED,  NONE  MAY  BE  OFFERED  OR  SOLD,  DIRECTLY  OR  INDIRECTLY,  IN  THE  UNITED  STATES  OR  TO  U.S.  PERSONS  (AS  DEFINED  HEREIN)  EXCEPT  IN  ACCORDANCE  WITH  THE  PROVISIONS  OF  REGULATION  S  UNDER  THE  1933  ACT,  PURSUANT  TO  AN  EFFECTIVE  REGISTRATION  STATEMENT  UNDER  TILE  1933  ACT,  OR  PURSUANT  TO  AN  AVAILABLE  EXEMPTION  FROM,  OR  IN  A  TRANSACTION  NOT  SUBJECT  TO,  THE  REGISTRATION  REQUIREMENTS  OF  THE  1933    ACT  AND  IN  EACH  CASE  ONLY  IN  ACCORDANCE  WITH  ALL  APPLICABLE  SECURITIES  LAWS,  IN  ADDITION,  HEDGING  TRANSACTIONS  INVOLVING  THE  SECURITIES  MAY  NOT  BE  CONDUCTED  UNLESS  IN  ACCORDANCE  WITH THE 1933 ACT.

NOTE PURCHASE  AGREEMENT

THIS NOTE  PURCHASE  AGREEMENT  (this  “Agreement”)  is  made  as  of  the   ____  day of ______,  2013  by  and  between  Blue  Water  Petroleum  Corp.,  a  Nevada  corporation (the “Company”),  and the investor indicated on the signature page hereof  (the  “Investor”).

WHERAS:

A.                The  Company  and  the  Investor  are  executing  and  delivering  this  Agreement  in  reliance  upon  the  exemptions  from  securities  registration  afforded  by  the  provisions  of  Regulation  S  (“Regulation  S”),  as  promulgated  by  the  U.S.  Securities  and  Exchange  Commission  under the Securities  Act of 1933, as amended;  and

B.                 The  Investor  wishes  to  purchase  from  the  Company,  and  the  Company  wishes  to  sell  and  issue  to  the  Investor,  upon  the  terms  and  conditions  stated  in  this  Agreement,  a  promissory  note  in  the  principal  amount  set  forth  on  signature  page  hereof  (the  “Principal  Amount”),  bearing  interest  at  the  rate  of  8.5%  per  annum  in  the  form  attached  hereto  as  Exhibit  A  (the  “Note”).

NOW THEREFORE  THIS  AGREEMENT WITNESSETH THAT in consideration of the mutual  promises  made  herein and for other good and valuable consideration,  the  receipt  and  sufficiency of  which  are  hereby  acknowledged, the parties hereto agree as follows:

1.                        Definitions.  In  addition  to  those  terms  defined  above  and  elsewhere  in  this  Agreement,  for  the  purposes  of this Agreement,  the  following  terms  shall  have  the  meanings  set forth below:

(a)          “Affiliate”  means,  with  respect  to  any  Person,  any  other  Person  which  directly  or  indirectly  through  one  or  more  intermediaries  Controls,  is  controlled by, or is under common control  with,  such  Person;

(b)         “Business  Day”  means  a  day,  other  than  a  Saturday  or  Sunday,  on  which  banks  in  Denver,  Colorado  are  open  for  the  general  transaction  of business;

(c)          “Company’s  Knowledge”  means  the  actual  knowledge  of  the  executive  officers  (as  defined  in  Rule  405  under  the  1933  Act)  of  the  Company,  after  due inquiry;

(d)         “Control”  (including  the  terms  “controlling”,  “controlled  by”  or  “under  common  control  with”)  means  the  possession,  direct  or  indirect,  of  the  power  to  direct  or  cause  the  direction  of  the  management  and  policies  of  a  Person,  whether  through  the  ownership  of  voting  securities,  by  contract  or otherwise;

(e)          “Material  Adverse  Effect”  means  a  material  adverse  effect  on  (i)   the  assets,  liabilities,  results  of  operations,  condition  (financial  or  otherwise),  business,  or  prospects  of  the  Company  and  its  Subsidiaries  taken  as  a  whole,  or  (ii)  the  ability  of  the  Company  to  perform  its  obligations  under  the Transaction  Documents;

(f)          “Person”  means  an  individual,  corporation,  partnership,  limited  liability  company,  trust,  business  trust,  association,  joint  stock  company,  joint  venture,  sole  proprietorship,  unincorporated  organization,  governmental  authority or  any  other  form of  entity  not  specifically listed  herein;

(g)         “Purchase Price”  means  the  price  paid  for  the  Note  set  forth  on  the  signature  page  hereof.  Wire  instructions  for  payment  of  the  Purchase  Price are provide in Exhibit B attached  hereto;

(h)         “SEC”  means  the United States Securities  and Exchange Commission;

(i)           “Transaction Documents” means  this Agreement  and the Note;

(j)           “1933  Act”  means  the  Securities  Act  of  1933,  as  amended,  or  any  successor  statute,  and  the  rules  and  regulations  promulgated  thereunder;  and

(k)         “1934  Act”  means  the  Securities  Exchange  Act  of  1934,  as  amended,  or  any  successor  statute,  and  the  rules  and  regulations  promulgated  thereunder.

2.                        Purchase  and  Sale  of the Notes; Security.  Subject  to  the  terms  and  conditions  of  this  Agreement,  on  the  Closing  Date,  the  Company  shall  sell  and  issue  to  the  Investor,  a  Note  in  the  Principal  Amount in  exchange for  the  Purchase  Price.

3.                        Closing.  There  shall  be  no  formal  closing  ceremony  with  respect  to  the  transactions  contemplated  by  this  Agreement.  Instead,  the  parties  shall  execute  and  exchange  the  Transaction  Documents  by  facsimile  and  email  and  the  closing  of  the  transactions  contemplated  by  this  Agreement  shall  be  deemed  to  have  occurred  (the  “Closing”)  on  the  date  (the  “Closing  Date”)  that  the  Company  receives  the  Purchase  Price in full.  There may  be multiple  Closings.

4.                        Representations  and  Warranties  of  the  Company.  The  Company  hereby  represents  and  warrants  to  the  Investor  that,  except  as  set  forth  in  any  schedules  delivered  herewith  (collectively, the “Disclosure Schedules”):

(a)          Organization.  Good  Standing  and  Qualification.  The  Company  is  a  corporation  duly  organized,  validly  existing  and  in  good  standing  under  the  laws  of  the  jurisdiction  of  its  incorporation  and  has  all  requisite  corporate  power  and  authority  to  carry  on  its  business  as  now  conducted  and  to  own  its  properties.  The  Company  is  duly  qualified  to  do  business  as  a  foreign  corporation  and  is  in  good  standing  in  each  jurisdiction  in  which  the  conduct  of  its  business  or  its  ownership  or  leasing  of  property  makes  such  qualification  or  leasing  necessary  unless  the  failure  to  so  qualify  has  not  and  could  not  reasonably  be  expected  to  have  a  Material  Adverse  Effect;

(b)         Authorization.  The  Company  has  full  power  and  authority  and,  has  taken  all  requisite  action  on  the  part  of  the  Company,  its  officers,  directors  and  stockholders  necessary  for  (i)  the  authorization,  execution  and  delivery  of  the  Transaction  Documents,  (ii)  authorization  of  the  performance  of  ail  obligations  of  the  Company  hereunder  or  thereunder,  and  (iii)  the  authorization,  issuance  (or  reservation  for  issuance)  and  delivery  of  the  Note.  The  Transaction  Documents  constitute  the  legal,  valid  and  binding  obligations  of  the  Company,  enforceable  against  the  Company  in  accordance  with  their  terms,  subject  to  bankruptcy,  insolvency,  fraudulent  transfer,  reorganization, moratorium  and  similar  laws  of  general  applicability, relating to  or  affecting creditors’  rights generally;

(c)          Valid  Issuance.  The  Notes  have  been  duly  and  validly  authorized  and, when issued  and  paid  for  pursuant  to  this  Agreement,  shall  be  free  and  clear  of  all  encumbrances  and  restrictions  (other  than  those  created  by  the

Investor), except  for  restrictions  on  transfer  set  forth  in  the  Transaction  Documents  or imposed  by applicable securities laws;

(d)         Consents.  The  execution,  delivery  and  performance  by  the  Company  of  the  Transaction  Documents,  and  the  offer,  issuance  and  sale  of  the  Notes  require  no  consent  of,  action  by  or  in respect  of,  or  filing  with,  any  Person,  governmental  body,  agency,  or  official  other  than  filings  that  have  been  made  pursuant  to  applicable  state  securities  laws,  and  post-sale  filings  pursuant  to  applicable  state  and  federal  securities  laws  which  the  Company undertakes  to  file  within  the  applicable  time periods;

(e)          Use  of  Proceeds.  The  net  proceeds  of  the  sale  of  the  Notes  hereunder  shall  be used by the Company  for general working  capital  purposes;

(f)          No  Conflict,  Breach,  Violation  or  Default.  The  execution,  delivery  and  performance  of  the  Transaction  Documents  by  the  Company  and  the  issuance and sale of the Notes will not conflict with or result  in a breach or violation  of  any  of  the  terms  and  provisions  of,  or  constitute  a  default  under  (i)  the  Company’s  Certificate  of  Incorporation  or  the  Company’s  Bylaws,  both  as  in  effect  on  the  date  hereof,  or  (ii)(a)  any  statute,  rule,  regulation  or  order  of  any  governmental  agency  or  body  or  any  court,  domestic  or  foreign,  having  jurisdiction  over  the  Company  or  any  of  its  assets  or  properties,  or  (b)  any  agreement  or  instrument  to  which  the  Company  is  a  party  or  by  which  the  Company  is  bound  or  to  which  any  of  its  assets  or  properties  is  subject;

(g)         Litigation.  There  are  no  pending  actions  or  suits  against  or  affecting  the  Company  or  any  of  its  properties;  and  to  the  Company’s  Knowledge,  no  such actions,  suits or  proceedings are  threatened  or  contemplated;

(h)         No  Directed  Selling  Efforts.  Neither  the  Company  nor  any  Person  acting  on  its  behalf  has  conducted  any  directed  selling  effort  in  the  United  States  (as  those  terms  are  used  in  Regulation  S)  in  connection  with  the  offer  or  sale of any of the Notes;

(i)           No  Integrated  Offering.  Neither  the  Company  nor  any  of  its  Affiliates,  nor  any  Person  acting  on  its  or  their  behalf  has,  directly  or  indirectly,  made  any  offers  or  sales  of  any  Company  security  or  solicited  any  offers  to  buy  any  security,  under  circumstances  that  would  adversely  affect  reliance  by  the  Company  on  Regulation  S  for  the  exemption  from  registration  for  the  transactions  contemplated  hereby  or  would  require  registration  of  the  Notes  under  the  1933  Act;  and

(j)           Private  Placement.  The  offer  and  sale  of  the  Notes  to  the  Investor  as  contemplated  hereby  is  exempt  from  the  registration  requirements  of  the  1933 Act.

5.                        Representations  and  Warranties  of  the  Investor.  The  Investor  hereby  represents  and warrants to the Company that:

(a)          Organization     and     Existence.    Such   Investor    is    a    validly    existing corporation,  limited  partnership  or  limited  liability  company  and  has  all  requisite  corporate,  partnership  or  limited  liability  company  power  and  authority to  invest  in  the  Notes pursuant  to this Agreement;

(b)         Authorization.  The  execution,  delivery  and  performance  by  such  Investor  of  the  Transaction  Documents  to  which  such  Investor  is  a  party  have  been  duly  authorized  and  will  each  constitute  the  valid  and  legally  binding  obligation  of  such  Investor,  enforceable  against  such  Investor  in  accordance  with  their  respective  terms,  subject  to  bankruptcy,  insolvency,  fraudulent transfer, reorganization, moratorium  and similar  laws of general applicability, relating to  or  affecting creditors’  rights generally;

(c)          Purchase  Entirely  for  Own  Account.  The  Note  to  be  received  by  such  Investor  hereunder  will  be  acquired  for  such  Investor’s  own  account,  not  as  nominee  or  agent,  and  not  with  a  view  to  the  resale  or  distribution  of  any  part  thereof  in  violation  of  the  1933  Act,  and  such  Investor  has  no  present  intention  of  selling,  granting  any  participation  in,  or  otherwise  distributing  the  same  in  violation  of  the  1933  Act  without  prejudice,  however,  to  such  Investor’s  right  at  all  times  to  sell  or  otherwise  dispose  of  all  or  any  part  of  such  Note  in  compliance  with  applicable  federal  and  state  securities  laws.  Nothing  contained  herein  shall  be  deemed  a  representation or warranty by  such  Investor  to  hold  the  Note  for  any period of  time.  Such  Investor  is  not  a  broker-dealer  registered  with  the  SEC  under  the  1934  Act  or  an  entity  engaged  in  a  business  that  would require it  to  be  so  registered;

(d)         Investment  Experience.  Such  Investor  acknowledges  that  it  can  bear  the  economic  risk  and  complete  loss  of  its  investment  in  the  Notes  and  has  such  knowledge  and  experience  in  financial  or  business  matters  that  it  is  capable  of  evaluating  the  merits  and  risks  of  the  investment  contemplated  hereby;

(e)          Disclosure  of  Information.  Such  Investor  has had an opportunity to receive all  information  related  to  the  Company  requested  by  it  and  to  ask  questions  of  and  receive  answers  from  the  Company  regarding  the  Company,  its  business  and  the  terms  and  conditions  of  the  offering  of  the  Notes.

(f)          No   Reliance.     The Investor  has  not  relied  upon  the  Company  or  its  Directors  and  Officers,  or  the  Company’s  legal  counsel  or  advisors  for  investment,  legal  or  tax  advice,  including  advice  with  respect  to  the  hold periods and  resale  restrictions  imposed  upon  the  Notes  by  the  securities  legislation  in  the  jurisdiction  in  which  the  Investor  resides,  and  has,  if  desired,  in  all  cases  sought  the  advice  of  the  Investor’s  own  personal  investment  advisor,  legal  counsel  and  tax  advisors,  and  the  Investor  is  either  experienced  in  or  knowledgeable  with  regard  to  the  affairs  of  the  Company  or,  either  alone  or  with  its  professional  advisors,  is  capable  by  reason  of  knowledge  and  experience  in  financial  and  business  matters  in  general,  and  investments  in  particular,  of  evaluating  the  merits  and  risks  of  an  investment  in  the  Notes,  and  it  is  able  to  bear  the  economic  risk  of  an  investment  in  the  Notes  and  can  otherwise  be  reasonably  assumed  to  have  the  capacity  to  protect  its  own  interest  in  connection  with  the  investment;

(g)         Restricted  Securities.  Such  Investor  understands  that  the  Notes  are  characterized  as  “restricted  securities”  (as  defined  in  Rule  144(a)(3)  under  the  1933  Act)  and  that  under  such  laws  and  applicable  regulations  such  securities  may  be  resold  without  registration  under  the  1933  Act  only  in  certain limited  circumstances;

(h)         Further  Representations  and  Acknowledgements.     The  Investor  further  represents and acknowledges that

(i)                 The  Investor  is  not  a  “U.S.  Person”  as  that  term  is  defined  in Regulation S;

(ii)               The Investor is located  outside  the United  States,

(iii)             The  investor  is  not  aware  of  any  advertisement  of  any  of  the  Notes  to be issued hereunder,

(iv)             The  Investor  will  not  acquire  the  Note  as  a  result  of,  and  will  not  itself  engage  in,  any  “directed  selling  efforts”  (as  defined  in Regulation  S  under  the  1933  Act)  in  the  United  States  in  respect  of  the  Notes  which  would  include  any  activities  undertaken  for  the  purpose  of,  or  that  could  reasonably  be  expected  to  have  the  effect of,  conditioning  the  market  in  the  United  States  for  the  resale  of  the  Notes;  provided,  however,  that  the  Investor  may  sell  or  otherwise  dispose  of  the  Notes  pursuant  to  registration  under  the  1933  Act  and  any  applicable  state  and  provincial  securities  laws  or  under  an  exemption  from  such  registration  requirements  and  as  otherwise provided herein;

(v)               The  Investor  agrees  that  the  Company  will  refuse  to  register  any  transfer  of  the  Notes  not  made  in  accordance  with  the  provisions  of  Regulation  S,  pursuant  to  an  effective  registration  statement  under  the   1933   Act    or   pursuant   to   an   available   exemption   from   the

registration requirements  of  the  1933  Act  and  in  accordance  with  applicable  state and  provincial securities laws,  and

(vi)             The  Investor  understands  and  agrees  that  offers  and  sales  of  any  of  the  Note  prior  to  the  expiration  of  a  period  of  one  year  after  the  date  of  transfer  of  the  Notes  (the  “Distribution  Compliance  Period”),  shall  only  be  made  in  compliance  with  the  safe  harbor  provisions  set  forth  in  Regulation  5,  pursuant  to  the  registration provisions of  the  1933  Act  or  an  exemption  therefrom,  and  that  all  offers  and  sales  after  the  Distribution  Compliance  Period  shall  be  made  only  in  compliance  with  the  registration  provisions  of  the  1933  Act  or  an  exemption  therefrom  and  in  each  case  only  in  accordance with  all  applicable securities laws;

(i)           No  Hedging  Transactions.    The Investor  understands  and  agrees  not  to engage in  any  hedging  transactions  involving  the  Notes  prior  to  the  end  of  the  Distribution  Compliance  Period  unless  such  transactions  are  in  compliance  with the provisions of the 1933 Act;

(j)           Restrictions  on  Transfer.  The  Investor  hereby  acknowledges  and  agrees  to  the  Company  making  a  notation  on  its  records  or  giving  instructions  to  the  registrar  and  transfer  agent  of  the  Company  in  order  to  implement  the  restrictions  on  transfer  set forth and described herein;

(k)         Legends.  It  is  understood  that,  except  as  provided  below,  certificates  evidencing  the  Notes  may  bear  the  following  or  any  similar  legend,  as  well  as  the  legend  required  by  any  state  authority  if  required  in  connection  with  the  issuance of  sale  of  the  Notes:

THE SECURITIES  REPRESENTED  BY  THIS  CERTIFICATE  HAVE  NOT  BEEN  REGISTERED  UNDER  THE  U.S.  SECURITIES  ACT  OF  1933,  AS  AMENDED  (THE  “U.S. SECURITIES  ACT”)  OR  OTHER  APPLICABLE  SECURITIES  LAWS.  THESE  SECURITIES  HAVE  BEEN  ACQUIRED  FOR  INVESTMENT  AND  NOT  WITH  A  VIEW  TO  DISTRIBUTION  OR  RESALE  AND  MAY  NOT  BE  OFFERED,  SOLD,  PLEDGED  OR  OTHERWISE  TRANSFERRED  EXCEPT  (1)  IN  ACCORDANCE  WITH  THE  PROVISIONS  OF  REGULATIONS  S,  RULE  901  THROUGH  RULE  905,  AND  PRELIMINARY  NOTES  UNDER  THE  U.S.  SECURITIES  ACT  OR   (2)  PURSUANT  TO  AN  AVAILABLE  EXEMPTION  FROM  THE  REGISTRATION  REQUIREMENTS  OF  THE  U.S.  SECURITIES  ACT  OR  (3)  PURSUANT  TO  AN  EFFECTIVE  REGISTRATION  STATEMENT.  HEDGING  TRANSACTIONS    INVOLVING  THESE  SECURITIES  MAY  NOT  BE  CONDUCTED  UNLESS  IN  COMPLIANCE  WITH  THE  U.S.  SECURITIES  ACT.

(l)           Brokers  and  Finders.  No  Person  will  have,  as  a  result  of  the  transactions  contemplated  by  the  Transaction  Documents,  any  valid  right,  interest  or  claim  against  or  upon  the  Company  or  an Investor for any commission,  fee or  other  compensation  pursuant  to  any  agreement,  arrangement  or  understanding entered into by or on behalf of such Investor.

6.                        Conditions to Closing:

(a)          Conditions  to  the  Investor’s  Obligations.  The  obligation  of  the  Investor  to  purchase  the  Notes  at  the  Closing  is  subject  to  the  fulfillment  to  such  Investor’s  satisfaction,  on  or  prior  to  the  Closing  Date,  of  the  following  conditions, any of which may be waived by the Investor

(i)                 The  representations  and  warranties  made  by  the  Company  in  Section  4.  hereof  qualified  as  to  materiality  shall  be  true  and  correct  at  all  times  prior  to  arid  on  the  Closing  Date,  except  to  the  extent  any  such  representation  or  warranty  expressly  speaks  as  of an earlier  date,  in  which  case  such  representation  or  Warranty  shall  be  true  and  correct  as  of  such  earlier  date,  and,  the  representations  and  warranties  made  by  the  Company  in  Section  4.  hereof  not  qualified  as  to  materiality  shall  be  true  and  correct  in  all  material  respects  at  all  times  prior  to  and  on  the  Closing  Date,  except  to  the  extent  any  such  representation  or  warranty  expressly  speaks  as  of an earlier  date,  in  which  case  such  representation  or  warranty  shall be true  and  correct  in  all  material  respects  as  of  such  earlier  date.  The  Company  shall  have  performed  in  all  material  respects  all  obligations  and  conditions  herein  required  to  be  performed  or  observed  by  it  on  or  prior  to  the  Closing  Date,

(ii)               The  Company  shall  have  obtained  any  and  all  consents,  permits,  approvals,  registrations  and  waivers  necessary  or  appropriate  for  consummation  of  the  purchase  and  sale  of  the  Notes,  and  the  consummation  of  the  other  transactions  contemplated  by  the  Transaction  Documents,  all  of  which  shall  be  in  full  force  and  effect, and

(iii)             No  judgment,  writ,  order,  injunction,  award  or  decree  of  or  by  any  court,  or  judge,  justice  or  magistrate,  including  any  bankruptcy  court  or  judge,  or  any  order  of  or  by  any  governmental  authority,  shall have  been issued, and no action or proceeding  shall have  been instituted  by  any  governmental  authority,  enjoining  or  preventing  the  consummation  of  the  transactions  contemplated  hereby  or  in  the other Transaction Documents.

(b)         Conditions  to  Obligations  of  the  Company.  The  Company’s  obligation  to  sell  and  issue  the  Notes  at  the  Closing  is  subject  to  the  fulfillment  to  the  satisfaction  of  the  Company  on  or  prior  to  the  Closing  Date  of  the following conditions,  any  of  which  may be waived by the Company

(i)                 The  representations  and  warranties  made  by  the  Investor  in  Section

5. hereof  shall  be  true  and  correct  in  all  respects  on  the  Closing  Date  with  the  same  force  and  effect  as  if  they  bad  been  made  on  and  as  of  said  date.  The  Investor  shall  have  performed  in  all  material  respects  all  obligations  and  conditions  herein  required  to  be performed  or observed by them on  or  prior  to  the  Closing  Date,

(ii)               The Investor shall have paid the  Purchase Price to the Company.

(c)          Termination  of Obligations to Effect Closing;  Effects.

(i)                 The obligations of the Company,  on the one hand, and the Investor, on  the  other  hand,  to  effect  the  Closing shall  terminate as  follows

(A)             Upon  the  mutual  written  consent  of  the  Company  and  the  Investor,

(B)              By  the  Company  if  any  of  the  conditions  set  forth  in  Paragraph  6(b)  shall  have  become  incapable  of  fulfillment,  and  shall  not  have  been  waived  by  the  Company,

(C)              By  an  Investor  (with  respect  to  itself  only)  if  any  of  the conditions set  forth  in  Paragraph  6(a)  shall  have  become  incapable  of  fulfillment,  and  shall  not  have  been  waived  by  the Investor, or

(D)             By  either  the  Company  or  the  Investor  if  the  Closing  has  not occurred on or prior  to December  31, 2013.

provided, however,  that,  except  in  the  case  of  clause  (i)  above,  the  party  seeking  to  terminate  its  obligation  to  effect  the  Closing  shall  not  then  be  in  breach  of  any  of  its  representations,  warranties,  covenants  or  agreements  contained  in  this  Agreement  or  the  other  Transaction  Documents  if  such  breach  has  resulted  in  the  circumstances  giving  rise  to  such  party’s  seeking  to  terminate  its  obligation to effect the Closing.

7.                        Covenants and Agreements  of the Company:

(a)          Reports.  The  Company  will  furnish  to  the  Investor  and/or  their  assignees  such  information  relating  to  the  Company  and  its  Subsidiaries  as  from time to  time  may  reasonably  be  requested  by  the  Investor  and/or  their  assignees;  provided,  however,  that  the  Company  shall  not  disclose material  nonpublic  information  to  the  Investor,  or  to  advisors  to  or  representatives  of  the  Investor,  unless  prior  to  disclosure  of  such  information  the  Company  identifies  such  information  as  being  material  nonpublic  information  and  provides  the  Investor,  such  advisors  and  representatives  with  the  opportunity  to  accept  or  refuse  to  accept  such  material  nonpublic  information  for  review  and  the  Investor  wishing  to  obtain  such  information  enters  into  an  appropriate  confidentiality  agreement  with the Company  with respect  thereto;

(b)         No  Conflicting  Agreements.  The  Company  will  not  take  any  action,  enter  into  any  agreement  or  make  any  commitment  that  would  conflict  or  interfere  in  any  material  respect  with  the  Company’s  obligations  to  the  Investor under the Transaction  Documents;

(c)          Compliance  with  Laws.  The  Company  will  comply  in  all  material  respects  with  all  applicable  laws,  rules,  regulations,  orders  and  decrees  of  all  governmental  authorities; and

(d)         Termination  of  Covenants.  The  provisions  of  Paragraphs  7(a)  through  7(c)  shall  terminate  and  be  of  no  further  force  and  effect  on  the  date  on  which  the Company’s  obligations under the Note terminate.

8.                        Survival  and  Indemnification:

(a)          Survival.  The  representations,  warranties,  covenants  and  agreements  contained  in  this  Agreement  shall  survive  the  Closing  of  the  transactions  contemplated  by this Agreement  until the repayment in full of the Note;

(b)         Indemnification.  The  Company  agrees  to  indemnify  and  hold  harmless  each  Investor  and  its  Affiliates  and  their  respective  directors,  officers,  employees  and  agents  from  and  against  any  and  all  losses,  claims,  damages,  liabilities  and  expenses  (including  without  limitation  reasonable  attorney  fees  arid  disbursements  and  other  expenses  incurred  in  connection  with  investigating,  preparing  or  defending  any  action,  claim  or  proceeding,  pending  or  threatened  and  the  costs  of  enforcement  thereof)  (collectively,  “Losses”)  to  which  such  Person  may  become  subject  as  a  result  of  any  breach  of  representation,  warranty,  covenant  or  agreement  made  by  or  to  be  performed  on  the  part  of  the  Company  under  the  Transaction  Documents,  and  will  reimburse  any  such  Person  for  all  such  amounts as  they  are  incurred by such Person.

(c)          Conduct  of  Indemnification  Proceedings.  Promptly  after  receipt  by  a  Person  (the  “Indemnified  Person”)  of  notice  of  any  demand,  claim  or  circumstances    which   would   or   might    give   rise   to   a   claim   or   the

commencement of  any  action,  proceeding  or  investigation  in  respect  of  which  indemnity  may  be  sought  pursuant  to  Section  A.8(b),  such  Indemnified  Person  shall  promptly  notify  the  Company  in  writing  and  the  Company  shall  assume  the  defense  thereof,  including  the  employment  of  counsel  reasonably  satisfactory  to  such  Indemnified  Person,  and  shall  assume  the  payment  of  all  fees  and  expenses;  provided,  however,  that  the  failure  of  any  Indemnified  Person  so  to  notify  the  Company  shall  not  relieve  the  Company  of  its  obligations  hereunder  except  to  the  extent  that  the  Company  is  materially  prejudiced  by  such  failure  to  notify.  In  any  such  proceeding,  any  Indemnified  Person  shall  have  the  right  to  retain  its  own  counsel,  but  the  fees  and  expenses  of  such  counsel  shall  be  at  the  expense  of  such  Indemnified  Person  unless:  (i)  the  Company  and  the  Indemnified  Person  shall  have  mutually  agreed  to  the  retention  of  such  counsel;  or  (ii)  in  the  reasonable  judgment  of  counsel  to  such  Indemnified  Person  representation  of  both  parties  by  the  same  counsel  would  be  inappropriate  due  to  actual  or  potential  differing  interests  between  them.  The  Company  shall  not  be  liable  for  any  settlement  of  any  proceeding  effected  without  its  written  consent,  which  consent  shall  not  he unreasonably withheld,  but  if  settled  with  such  consent,  or  if  there  be  a  final  judgment  for  the  plaintiff,  the  Company  shall  indemnify  and  hold  harmless  such  Indemnified  Person  from  and  against  any  loss  or  liability  (to  the  extent  stated  above)  by  reason  of  such  settlement  or  judgment.  Without  the  prior  written  consent  of  the  Indemnified  Person,  which  consent  shall  not  be  unreasonably  withheld,  the  Company  shall  not  effect  any  settlement  of  any  pending  or  threatened  proceeding  in respect   of which any Indemnified  Person is or could have been a party and indemnity  could  have  been  sought  hereunder  by  such  Indemnified  Party,  unless  such settlement  includes  an  unconditional  release  of  such  Indemnified  Person  from  all liability  arising out of such proceeding.

9.                        Miscellaneous:

(a)          Successors  and  Assigns.  This  Agreement  may  not  be  assigned  by  a  party  hereto  without the  prior  written consent  of  the  Company  or  the  Investor,  as  applicable,  provided,  however,  that  an  investor  may  assign  its  rights  and  delegate  its  duties  hereunder  in  whole  or  in  part  to  an  Affiliate  or  to  a  third  party  acquiring  the  Notes  in  a  private  transaction  without  the  prior  written  consent  of  the  Company,  after  notice  duly  given  by  such  Investor  to  the  Company.  The  provisions  of  this  Agreement  shall  inure  to  the  benefit  of  and  be  binding  upon  the  respective  permitted  successors  and  assigns  of  the  parties.  Nothing  in  this  Agreement,  express  or  implied,  is  intended  to  confer  upon  any  party  other  than  the  parties  hereto  or  their  respective successors and  assigns  any  rights,  remedies,  obligations,  or  liabilities  under  or  by  reason  of  this  Agreement,  except  as  expressly  provided  in  this  Agreement;

(b)         Counterparts:  Faxes.  This  Agreement  may  be  executed  in  two  or  more  counterparts,  each  of  which  shall  be  deemed  an  original,  but  all  of  which  together  shall  constitute  one  and  the  same  instrument.  This  Agreement  may  also be executed via  facsimile,  which shall be deemed  an original;

(c)          Titles  and  Subtitles.  The  titles  and  subtitles  used  in  this  Agreement  are  used  for  convenience  only  and  are  not  to  be  considered  in  construing  or interpreting this  Agreement;

(d)         Notices.  Unless  otherwise  provided,  any  notice  required  or  permitted  under  this  Agreement  shall  be  given  in  writing  and  shall  be  deemed  effectively  given  as  hereinafter  described  (i)  if  given  by  personal  delivery,  then  such  notice  shall  be  deemed  given  upon  such  delivery,  (ii)  if  given  by  telex  or  telecopier,  then  such  notice  shall  be  deemed  given  upon  receipt  of  confirmation  of  complete  transmittal,  (iii)  if  given  by  mail,  then  such  notice  shall  be  deemed  given  upon  the  earlier  of  (A)  receipt  of  such  notice  by  the  recipient  or  (B)  three  days  after  such  notice  is  deposited  in  first  class  mail,  postage  prepaid,  and  (iv)  if  given  by  an  internationally  recognized  overnight  air  courier,  then  such  notice  shall  be  deemed  given  one  business  day  after  delivery  to  such  carrier.  All  notices  shall  be  addressed  to  the  party  to  be  notified  at  the  address  as  follows,  or  at  such  other  address  as  such  party  may  designate  by  ten  days’  advance  written  notice  to  the  other  party:

If to the Company:

Blue Water  Petroleum  Corp. 6025 S. Quebec Street Suite  100 Centennial,  CO

USA 80111

Tel: 888-498-8880

Attention:   President

If to  the  Investor:

To the Address for Notice as provided on  the  signature  page hereof.

(e)          Expenses.  The  parties  hereto  shall  pay  their  own  costs  and  expenses  in connection herewith.  In  the  event  that  legal  proceedings  are  commenced  by  any  party  to  this  Agreement  against  another  party  to  this  Agreement  in  connection  with  this  Agreement  or  the  other  Transaction  Documents,  the  party  or  parties  which  do  not  prevail  in  such  proceedings  shall  severally,  but  not  jointly,  pay  their  pro  rata  share  of  the  reasonable  attorneys’  fees and other  reasonable  out-of-pocket  costs  and  expenses  incurred  by  the  prevailing  party in  such  proceedings;

(f)          Amendments  and  Waivers.  Any  term  of  this  Agreement  may  be  amended  and  the  observance  of  any  term  of  this  Agreement  may  be  waived  (either  generally        or  in  a  particular  instance  and  either  retroactively  or  prospectively),  only  with  the  written  consent  of  the  Company  and  the  Investor.  Any  amendment  or  waiver  effected  in  accordance  with  this  Paragraph shall be binding  upon each holder of any Notes purchased  under  this  Agreement  at  the  time  outstanding,  each  future  holder  of  all  such Notes, and the Company;

(g)         Publicity.  Except  as  set  forth  below,  no  public  release  or  announcement  concerning  the  transactions  contemplated  hereby  shall  be  issued  by  the  Company  or  the  Investor  without  the  prior  consent  of  the  Company  (in  the  case  of  a  release  or  announcement  by  the  Investor)  or  the  Investor  (in  the  case  of  a  release  or  announcement  by  the  Company)  (which  consents  shall  not  be  unreasonably  withheld),  except  as  such  release  or  announcement  may  be  required  by  law  or  the  applicable  rules  or  regulations  of  any  securities  exchange  or  securities  market,  in  which  case  the  Company  or  the  Investor,  as  the  case  may  be,  shall  allow  the  Investor  or  the  Company,  as  applicable,  to  the  extent  reasonably  practicable  in  the  circumstances,  reasonable  time  to  comment  on  such  release  or  announcement  in  advance  of such issuance;

(h)         Severability.  Any  provision  of  this  Agreement  this  is  prohibited  or  unenforceable  in  any  jurisdiction  shall,  as  to  such  jurisdiction,  be  ineffective  to  the  extent  of  such  prohibition  or  unenforceability  without  invalidating the remaining  provisions  hereof  but  shall  be  interpreted as  if it were  written  so  as  to  be  enforceable  to  the  maximum  extent  permitted  by  applicable  law,  and  any  such  prohibition  or  unenforceability  in  any  jurisdiction  shall  not  invalidate  or  render  unenforceable  such  provision  in  any  other  jurisdiction.  To  the  extent  permitted  by applicable  law,  the  parties  hereby  waive  any  provision  of  law  which  renders  any  provision hereof prohibited  or unenforceable in  any  respect;

(i)           Entire  Agreement.  This  Agreement,  including  the  Exhibits  and  the  Disclosure  Schedules,  and  the  other  Transaction  Documents  constitute  the  entire  agreement  among  the  parties  hereof  with  respect  to  the  subject  matter  hereof  and  thereof  and  supersede  all  prior  agreements  and  understandings,  both  oral  and  written,  between  the  parties  with  respect  to  the  subject  matter hereof and  thereof;

(j)           Further  Assurances.  The  parties  shall  execute  and  deliver  all  such  further  instruments    and   documents    and   take   all   such   other   actions   as   may

reasonably be  required  to  carry  out  the  transactions  contemplated  hereby  and to evidence  the fulfillment  of the agreements  herein contained;

(k)         Governing  Law:  Consent  to  Jurisdiction;  Waiver  of  Jury  Trial.  This  Agreement  shall  be  governed  by,  and  construed  in  accordance  with,  the  internal  laws  of  the  state  of  Nevada  without  regard  to  the  choice  of  law  principles  thereof.  Each  of  the  parties  hereto  irrevocably  submits  to  the  exclusive  jurisdiction  of  the  Courts  of  the  state  of  Nevada  for  the  purpose of any  suit,  action,  proceeding  or  judgment relating  to  or  arising  out  of  this  Agreement  and  the  transactions  contemplated  hereby.  Service  of  process  in  connection  with  any  such  suit,  action  or  proceeding  may  be  served  on  each  party  hereto  anywhere  in  the  world  by  the  same  methods  as  are  specified  for  the  giving  of  notices  under  this  Agreement.  Each  of  the  parties  hereto  irrevocably  consents  to  the  jurisdiction  of  any  such  court  in  any  such  suit,  action  or  proceeding  and  to  the  laying  of  venue  in  such  court.  Each  party  hereto  irrevocably  waives  any  objection  to  the  laying  of venue of  any  such  suit,  action  or  proceeding  brought  in  such  courts  and  irrevocably  waives  any  claim  that  any  such  suit,  action  or  proceeding  brought  in  any  such  court  has  been  brought  in  an  inconvenient  forum.  EACH  OF  THE  PARTIES  HERETO  WAIVES  ANY  RIGHT  TO  REQUEST  A  TRIAL  BY  JURY  IN  ANY  LITIGATION  WITH  RESPECT  TO  THIS  AGREEMENT  AND  REPRESENTS  TRAT  COUNSEL  HAS  BEEN  CONSULTED  SPECIFICALLY  AS  TO  THIS WAIVER.

[Remainder of page intentionally left blank.]

IN WITNESS  WHEREOF,  the  parties  have  executed  this  Agreement  or  caused  their  duly  authorized officers  to  execute this Agreement as of the date first above  written.

BLUE WATER PETROLEUM CORP.

By:   ___________________________________

        Authorized Signatory

Print Name:  Tom Hynes

  Print Title (if  applicable):  Chief Executive Officer

THE INVESTOR

By:   ___________________________________

        Authorized Signatory

Print Name:

Print Title (if  applicable):

Principal Amount  of Note purchased:

ADDRESS FOR  NOTICE

C/o:

Street:

City/State/Zip:

Attention:

Tel:

Fax:

DELIVERY INSTRUCTIONS

(if different  from above)

C/o:

Street:

City/State/Zip:       __________________________________________

Attention:                                                                                                _

Tel:         ________________________________________________

Exhibit A

THIS AGREEMENT  RELATES  TO  AN  OFFERING  OF  SECURITIES  IN  AN  OFFSHORE  TRANSACTION  TO  PERSONS  WHO  ARE  NOT  U.S.  PERSONS  (AS  DEFINED  IN  REGULATION  S  UNDER  THE  1933  ACT)  I’URSUANT  TO  REGULATION  S  UNDER  THE  UNITED  STATES  SECURITIES  ACT  OF  1933,  AS  AMENDED  (THE  “1933  ACT”).  NONE  OF  THE  SECURITIES  TO  WHICH  THIS  AGREEMENT  RELATES  HAVE  BEEN  REGISTERED  UNDER  THE  1933  ACT,  OR  ANY  U.S.  STATE  SECURITIES  LAWS,  AND,  UNLESS  SO  REGISTERED,  NONE  MAY  BE  OFFERED  OR  SOLD,  DIRECTLY  OR  INDIRECTLY,  IN  THE  UNITED  STATES  OR  TO  U.S.  PERSONS  (AS  DEFINED  HEREIN  EXCEPT  IN  ACCORDANCE  WITH  THE  PROVISIONS  OF  REGULATION  S  UNDER  THE  1933  ACT,  PURSUANT  TO  AN  EFFECTIVE  REGISTRATION  STATEMENT  UNDER  THE  1933  ACT,  OR  PURSUANT  TO  AN  AVAILABLE  EXEMPTION  FROM,  OR  IN  A  TRANSACTION  NOT  SUBJECT  TO,  THE  REGISTRATION  REQUIREMENTS  OF  THE  1933    ACT  AND  IN  EACH  CASE  ONLY  IN  ACCORDANCE  WITH  ALL  APPLICABLE  SECURITIES  LAWS.  IN  ADDITION,  HEDGING  TRANSACTIONS  INVOLVING  THE  SECURITIES  MAY  NOT  BE  CONDUCTED  UNLESS  IN  ACCORDANCE  WITH THE 1933 ACT.

USD $__________

BLUE WATER PETROLEUM CORP.

8.5% PROMISSORY NOTE

FOR VALUE  RECEIVED,  Blue  Water  Petroleum  Corp.,  a  corporation  organized  and  existing  under  the  laws  of  the  State  of  Delaware  (the  “Company”),  promises  to  pay  to

_________________________________, the registered holder hereof (the “Holder”),  the principal  sum  of _____________________________United  States  Dollars  on  the  Maturity  Date  (as  defined  below)  and  to  pay  interest  on  the  principal  sum  outstanding  from  time  to  time  in  arrears  at  the  rate  of  8.5  %  per  annum  (computed  on  the  basis  of  the  actual  number  of  days  elapsed  and  a  year  of  365  days),  accruing  from  the  date  of  initial  issuance  of  this  Note  (the  “Issue  Date”),  until  payment  in  full  of  the  principal  sum  has  been  made  or  duly  provided for (whether before or after the  Maturity Date).

This Note  is  being  issued  pursuant  to  the  terms  of  a  Purchase  Agreement,  dated  as  of  the  date  hereof  (the  “Note  Purchase  Agreement”),  to  which  the  Company  and  the  Holder  (or  the  Holder’s  predecessor  in  interest)  are  parties.  Capitalized  terms  not  otherwise  defined  herein  shall  have  the  meanings  ascribed  to  them  in  the  Note  Purchase  Agreement,

This Note is subject to the following additional provisions:

2

1.                        Maturity  Date.  The  term  “Maturity  Date”  means  the  date  occurring  at  any  time  after  _____________  upon  which  the  Holder  demands  payment  of  this  Note  in  writing.

2.                        Prepayment  Provisions.  This  Note  may  be  prepaid  in  whole  or  in  part  at  any  time  prior to the Maturity Date,  without  penalty.

3.                        Application  of  Payments.  Any  payment  made  on  account  of  the  Note  shall  be  applied  in  the  following  order  of  priority:  (i)  first,  to  accrued  interest  through  and including the date of payment,  and (iii) then,  to  principal of  this  Note.

4.                        Default.  The  Company  shall  be  in  default  hereunder  if  any  payment  is  not  made  in a timely  manner,  or within five days thereafter.

5.                        Manner  of  Payments.  All  payments  contemplated  hereby  to  be  made  “in  cash”  shall  be  made  in  immediately  available  good  funds  of  United  States  of  America  currency  by  wire  transfer  to  an  account  designated  in  writing  by  the  Holder  to  the  Company  (which  account  may  be  changed  by  notice  similarly  given).  For  purposes  of  this  Note,  the  phrase  “date  of  payment”  means  the  date  good  funds  are  received  in  the  account  designated  by the notice which is then currently effective.

6.                        No Impairment;  Direct Obligation. Subject  to  the  terms  of  the  Loan  Agreement,  no  provision  of  this  Note  shall  alter  or  impair  the  obligation  of  the  Company,  which  is  absolute  and  unconditional,  to  pay  the  principal  of,  and  interest  on,  this  Note  at  the  time,  place,  and  rate,  and  in  the  coin  or  currency,  as  herein  prescribed.  This  Note  is  direct  obligations  of  the  Company.

7.                        Limited  Recourse.  No  recourse  shall  be  had  for  the  payment  of  the  principal  of,  or  the  interest  on,  this  Note,  or  for  any  claim  based  hereon,  or otherwise in respect hereof,  against  any  incorporator,  shareholder,  officer  or  director,  as  such,  past,  present  or  future, of the  Company  or  any  successor  corporation,  whether  by  virtue  of  any  constitution, statute  or  rule  of  law,  or  by  the  enforcement  of  any  assessment  or  penalty  or  otherwise,  all  such  liability  being,  by  the  acceptance  hereof  and  as  part  of  the  consideration  for  the  issue  hereof,  expressly  waived  and  released.

8.                        Restrictions  on  Resale.  The  Holder  of  the  Note,  by  acceptance  hereof,  agrees  that  this  Note  is  being  acquired  for  investment  and  that  such  Holder  will  not  offer,  sell  or  otherwise  dispose  of  this  Note  except  under  circumstances  which  will  not  result  in  a  violation  of  the  Securities  Act  of  1933,  as  amended  or  any  applicable  state  Blue  Sky  or  foreign laws or similar  laws relating to the sale of securities.

9.                        Notices.  Any  notice  given  by  any  party  to  the  other  with  respect  to  this  Note  shall  be  given  in  the  manner  contemplated  by  the  Loan  Agreement  in  the  Section  entitled  “Notices.”

10.                    Applicable  Laws.  This  Note  shall  be  governed  by  and  construed  in  accordance with the  laws  of  the  state  of  Nevada.    Each  of  the  parties  consents  to  the  exclusive

3

jurisdiction of  the  Courts  of  Nevada  in  connection  with  any  dispute  arising  under  this  Agreement  and  hereby  waives,  to  the  maximum  extent  permitted  by  law,  any  objection,  including  any  objection  based  on  forum  non  coveniens,  to  the  bringing  of  any  such proceeding  in  such  jurisdictions.  To  the  extent  determined  by  such  court,  the  Company  shall  reimburse  the  Holder  for  any  reasonable  legal  fees  and  disbursements  incurred  by  the  Holder  in  enforcement of  or  protection  of  any of its rights under any of this Note.

11.                    Jury  Trial  Waiver.  The  Company  and  the  Holder  hereby  waive  a  trial  by  jury  in  any  action,  proceeding  or  counterclaim  brought  by  either  of  the  Parties  hereto  against  the  other  in  respect  of  any  matter  arising  out  of  or  in  connection  with  this  Note.

12.                    Events  of  Default. The following  shall constitute  an “Event of  Default”:

(a)          Default    in   Payment.     The  Company  shall  default  in  the  payment  of  principal  or  interest  on  this  Note  or  any  other  amount  due;  or

(b)         Breach  of  Representation  or  Warranty.     Any  of  the  representations  or  warranties  made  by  the  Company  herein,  in  the  Loan  Agreement  or  any  of  the  other  Transaction  Agreements  shall  be false or misleading  in any material  respect  at  the time  made; or

(c)          Assignment  for  Creditors.  The  Company  shall  (1)  make  an  assignment  for  the  benefit  of  creditors  or  commence  proceedings  for  its  dissolution;  or  (2)  apply  for  or  consent  to  the  appointment  of  a  trustee,  liquidator  or  receiver  for  its  or  for  a  substantial  part  of its property or business; or

(d)         Appointment    of   Trustee.      A trustee,  liquidator  or  receiver  shall  be  appointed  for  the  Company  or  for  a  substantial  part  of  its  property  or  business without its consent; or

(e)          Court   Control.     Any governmental  agency or  any court  of  competent  jurisdiction  at  the  instance  of  any  governmental  agency  shall  assume  custody  or  control  of  the  whole  or  any  substantial  portion  of  the  properties  or assets of the Company;  or

(f)          Bankruptcy  Proceedings.  Bankruptcy,  reorganization,  insolvency  or  liquidation  proceedings  or  other  proceedings  for  relief  under  any  bankruptcy  law  or  any  law  for  the  relief  of  debtors  shall  be  instituted  by  or  against the  Company.

If an  Event  of  Default  shall  have  occurred,  then,  or  at  any  time  thereafter,  and  in  each  and  every  such  case,  unless  such  Event  of  Default  shall  have  been  waived  in  writing  by  the  Holder  (which  waiver  shall  not  be  deemed  to  be  a  waiver  of  any  subsequent  default)  at  the  option  of  the  Holder  and  in  the  Holder’s  sole  discretion,  the  Holder  may  consider  this  Note  immediately  due  and  payable  (and  the  Maturity  Date  shall  be  accelerated  accordingly),  without  presentment,  demand,  protest  or  notice  of  any  kinds,  all

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of which  are  hereby  expressly  waived,  anything  herein or in any note or other  instruments  contained  to  the  contrary  notwithstanding,  and  interest  shall  accrue  on  the  total  amount  due  (the  “Default  Amount”)  on  the  date  of  the  Event  of  Default  (the  “Default  Date”)  at  the  rate  of  16%  per  annum  or  the  maximum  rate  allowed  by  law,  whichever  is  lower,  from  the  Default  Date  until  the  date  payment  is  made,  and  the  Holder  may  immediately  enforce  any  and  all  of  the  Holder’s  rights  and  remedies  provided  herein  or  any  other  rights or remedies  afforded by law.

13.                      Covenants  of  the  Company.  The  Company  covenants  and  agrees  that,  so  long  as  any  principal  of,  or  interest  on,  this  Note  shall  remain  unpaid,  unless  the  Holder  shall  otherwise  consent  in  writing, it will comply  with the following terms:

(a)          Reporting  Requirements.  The  Company  will furnish  to  the  Holder  or  make  publicly  available:

(i)                 as  soon  as  possible,  and  in  any  event  within  ten  (10)  days  after  obtaining  knowledge  of  the  occurrence  of  (A)  an  “Event  of Default,”  as  hereinafter  defined,  (B)  an  event  which,  with  the  giving  of  notice  or  the  lapse  of  time  or  both,  would  constitute  an  Event  of  Default,  or  (C)  a  material  adverse  change  in  the  condition  or  operations,  financial  or  otherwise,  of  the  Company,  taken  as  whole,  the  written  statement  of  the  Chief  Executive  Officer  or  the  Chief  Financial  Officer  of  the  Company,  setting  forth  the  details  of  such  Event  of  Default,  event  or  material adverse  change;

(ii)               promptly  after  the  commencement  thereof,  notice  of  each  action,  suit  or  proceeding  before  any  court  or  other  governmental  authority  or  other  regulatory  body  or  any  arbitrator  as  to  which there  is  a  reasonable  possibility  of  a  determination  that  would  (A)  materially  impact  the  ability  of  the  Company  to  conduct  its  business,  (B)  materially  and  adversely  affect  the  business,  operations  or  financial  condition of the Company,  or  (C) impair  the  validity  or  enforceability  of  the  Note  or  the  ability  of  the  Company  to perform their obligations under the Note.

(b)   Compliance  with  Laws.  The  Company  will  comply,  in  all  material  respects  with  all  applicable  laws,  rules,  regulations  and  orders,  except  to  the  extent  that  noncompliance  would  not  have  a  Material  Adverse  Effect upon the  business,  operations  or  financial  condition  of  the  Company  taken  as a whole.

(c)    Preservation  of  Existence.  The  Company  will  maintain  and  preserve  its  existence.

(d)   Maintenance  of  Properties.  The  Company  will  maintain  and  preserve,  all  of  its  properties  which  are  necessary  in  the  proper  conduct  of  its  business

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in good  working  order  and  condition,  ordinary  wear  and tear excepted, and comply,  at  all  times  with  the  provisions  of  all  leases  to  which  it  is  a  party  as  lessee  or  under  which  it  occupies  property,  so  as  to  prevent  any  forfeiture or material loss thereof thereunder.

(e)    Maintenance  of  Insurance.  The  Company  will  maintain,  with  responsible  and  reputable  insurers,  insurance  with  respect  to  its  properties  and  business,  in  such  amounts  and  covering  such  risks,  as  is  carried  generally  in  accordance  with  sound  business  practice  by  companies  in  similar  businesses  in the same  localities  in which the Company  is situated.

(f)    Keeping  of  Records  and  Books  of  Account.  The  Company  will  keep  adequate  records  and  books  of  account,  with  complete  entries  made  in  accordance  with  generally  accepted  accounting  principles,  reflecting  all  of  its  financial  and  other  business transactions.

14.                    Qualification.     In the  event  for  any  reason,  any  payment  by  or  act  of  the  Company  or  the  Holder  shall  result  in  payment  of  interest  which  would  exceed  the  limit  authorized  by  or  be  in  violation  of  the  law  of  the  jurisdiction  applicable  to  this  Note,  then  ipso  facto  the  obligation  of  the  Company  to  pay  interest  or  perform  such  act  or  requirement  shall  be  reduced  to  the  limit  authorized  under  such  law,  so  that  in  no  event  shall  the  Company  be  obligated  to  pay  any  such  interest,  perform  any  such  act  or  be  bound  by  any  requirement  which  would  result  in  the  payment  of  interest  in  excess  of  the  limit  so  authorized.  In  the  event  any  payment  by  or  act  of  the  Company  shall  result  in  the  extraction  of  a  rate  of  interest  in  excess  of  a  sum  which  is  lawfully  collectible  as  interest,  then  such  amount  (to  the  extent  of  such  excess  not  returned  to  the  Company)  shall,  without further agreement or notice  between  or  by  the  Company  or  the  Holder,  be  deemed  applied  to  the  payment  of  principal,  if  any,  hereunder  immediately  upon  receipt  of  such  excess  funds  by  the  Holder,  with  the  same  force  and  effect  as  though  the  Company  had  specifically  designated  such  sums  to  be  so  applied  to  principal  and  the  Holder  had  agreed  to  accept  such  sums  as  an  interest-free  prepayment  of  this  Note.  If  any  part  of  such  excess  remains  after  the  principal  has  been  paid  in  full,  whether  by  the  provisions  of  the  preceding  sentences  of  this  Section  or  otherwise,  such  excess  shall  be  deemed  to  be  an  interest-free  loan  from  the  Company  to  the  Holder,  which  loan  shall  be  payable  immediately  upon  demand  by  the  Company.  The  provisions  of  this  Section  shall  control every other provision of this Note.

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IN   WITNESS    WHEREOF,    the    Company    has    caused    this    instrument    to    be    duly  executed  by  an  officer  thereunto  duly  authorized this                                                day of ___________,  2013.

BLUE WATER PETROLEUM CORP.

                                                                                       Per:  _____________________________

                                                                                               Authorized Signatory

                                                                                         Tom Hynes

                                                                                          Its:  Chief Executive Officer

Exhibit B

WIRE INSTRUCTIONS